MML SERIES INVESTMENT FUND
MML Mid Cap Value Fund
Supplement dated November 14, 2025 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Fund’s name is hereby changed to the MML VIP American Century Mid Cap Value Fund*.
* The “American Century” name is the property of American Century Proprietary Holdings, Inc. and is being used by the Fund with the permission of American Century.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-10
MMLMCV-25-02